CCB FINANCIAL CORPORATION REPORTS

                HIGHER FIRST QUARTER EARNINGS

For more information contact:           For Immediate Release
W. Harold Parker, Jr.                            919-683-7631



DURHAM,  NC,  April  15  - CCB Financial Corporation  reported today that income per share before merger-related expense  was

$1.33,  an increase of $.17, or 14.7%, over the first  quarter of 1996.  After merger-related expenses of $.05, recognized in connection with the acquisition of Salem Trust Bank on January

31,  1997,  income per share was $1.28, an increase of  10.3%.

Results  for  prior periods have been restated for  the  Salem

Trust  acquisition which was accounted for  as  a  pooling-of-

interests.



"We  are  pleased  with our accomplishments during  the  first quarter,"  said Ernest C. Roessler, CCB's President and  Chief

Executive  Officer,  "as  we  not  only  experienced   healthy

earnings growth, in line with our budget, but also invested in

expanding  our  delivery channels and markets.   Our  earnings

were bolstered by $.06 per share through the securitization of

$138.3  million  in mortgage loans, $112.6  million  of  which were retained in the securities portfolio.  Our merger  with

Salem  Trust Bank was completed, and we are in the process  of extending  our  private banking services beyond Winston-Salem.

We  opened  three additional Harris Teeter in-store locations,

in  Aberdeen, Clemmons, and Salisbury, bringing our  total  to

eleven.   We  began  an extensive promotion of  our  telephone

banking  service after expanding staffing to handle increasing volumes.  We are concluding our on-line banking pilot  program which  we will begin to offer to the public during the  second

quarter.   We  successfully promoted intermediate  and  longer

term  CDs, helping to fund our strong loan growth and  further enhance our interest sensitivity  position."



"The biggest news of the quarter, however, was the signing  of a  definitive agreement to merge with American Federal Bank of

Greenville, SC.  This is a very exciting development  for  us,

as this combination extends our franchise along the vibrant I-

85  corridor  into the Greenville-Spartanburg MSA  and  should result  in improved operating performance.  Together, CCB  and

American   Federal   will  be  the  sixth  largest   financial

institution  in  the Carolinas, with over 200  offices  in  40 counties."



During the first quarter, loans grew at an annualized rate  of

14.3% over the fourth quarter of 1996, excluding the impact of the  mortgage securitization, while outstanding credit quality was  maintained.  Buoyed by our CD promotion, average deposits increased by $324.2 million, up 7.4% over the first quarter of

1996.   Noninterest income continued its recent growth, as  an

annual  growth of 7.4% was registered over the fourth  quarter

of   1996.    Noninterest  expenses,  excluding  non-recurring

expenses,  declined  by  $743,000  from  the  fourth  quarter,

despite  increased  investments in  our  alternative  delivery initiatives as well as normal growth.



CCB offers a complete line of traditional banking services to its customers as well as a full array of financial products

such as investments, insurance, and trust services, through

161 offices, including eleven open seven days a week in Harris

Teeter stores, 153 ATM's, its TeleBanking center, corporate on-

line services, and, coming this quarter, consumer on-line

banking.

                             ###


                           CCB FINANCIAL CORPORATION
                             Financial Summary (1)
                                 Unaudited
                 (In Thousands Except Share and Per Share Data)

                                            Three Months Ended
      Income Statement          3/31/97  12/31/96    9/30/96  6/30/96  3/31/96
Loan and lease income (TE)    $ 87,139     86,257     83,768   81,168   80,374
Securities income (TE)          18,200     17,672     17,313   16,719   17,483
Other interest income            4,035      4,157      3,804    4,448    3,917
 Total interest income (TE)    109,374    108,086    104,885  102,335  101,774

Savings/NOW expense              1,852      1,818      1,843    2,146    2,390
Money market account expense    13,546     13,771     13,644   12,917   12,449
Jumbo CD expense                 5,512      5,219      4,677    4,191    4,676
Consumer time deposit expense   25,754     24,860     24,323   23,961   24,285
 Interest expense on deposits   46,664     45,668     44,487   43,215   43,800
Short-term borrowed
 funds expense                   1,781      1,702      1,877    1,633      867
Long-term debt expense             948        978        984    1,074    1,277
   Total interest expense       49,393     48,348     47,348   45,922   45,944

Net interest income (TE)        59,981     59,738     57,537   56,413   55,830
Provision for loan and
 lease losses                    1,775      3,891      3,850    3,149    2,133
Net interest income
 after provision (TE)           58,206     55,847     53,687   53,264   53,697

Service charges on deposits      7,669      7,512      7,371    7,320    6,987
Other service charges and
 fees                            1,221      1,406      1,402    1,439    1,424
Trust income                     1,798      1,960      1,705    1,921    1,674
Sales and insurance
 commissions                     1,863      1,829      1,603    1,458    1,199
Merchant discount                1,580      2,001      1,418    1,414    1,283
Accretion of negative
 goodwill                          839        839        839      839      839
Other                            2,401      1,567      2,229    1,623    1,332
Investment securities gains        121        120        560       32    1,303
Investment securities losses      (65)      (125)       (61)      (6)  (1,318)
   Total other income           17,427     17,109     17,066   16,040   14,723

Personnel expense               23,201     22,501     21,834   20,486   21,047
Occupancy                        2,923      2,890      3,082    2,896    2,996
Equipment                        2,500      2,648      2,489    2,456    2,655
Foreclosed property expense        237         35         73      138      119
Deposit and other insurance        436        145      1,063      551      534
FDIC special assessment
 (refund) (2)                        -    (1,000)      8,400        -        -
Amortization of intangible
 assets                            892        910        910      910      985
Other                           10,786     12,589      9,959   10,740   10,348
Merger-related expense (1)
 and (2)                         1,016          -          -        -        -
   Total other expenses         41,991     40,718     47,810   38,177   38,684

Income before income
 taxes (TE)                     33,642     32,238     22,943   31,127   29,736
Tax equivalent adjustment        1,920      2,012      1,932    1,954    2,022
Income before income taxes      31,722     30,226     21,011   29,173   27,714
Income taxes (2)                11,603     10,494      5,432   10,305    9,558
Net income                    $ 20,119     19,732     15,579   18,868   18,156

       Per Share Data
Income before non-recurring
 items (2)                    $   1.33       1.22       1.22     1.20     1.16
Net income                        1.28       1.25       1.00     1.20     1.16
Cash dividends                     .42        .42        .42      .38      .38
Book value                       31.85      31.48      30.46    29.78    29.05
Tangible book value              30.08      29.66      28.57    27.83    26.81
Market value (3):
   High                          70.00      71.75      55.00    54.75    55.75
   Low                           63.75      54.75      49.50    49.75    49.25
   Close                         63.88      68.25      54.75    51.25    50.25

                               CCB FINANCIAL CORPORATION
                                 Financial Summary (1)
                                    Unaudited
                      (In Thousands Except Share and Per Share Data)

                                            Three Months Ended
           Ratios                 3/31/97     12/31/96     9/30/96    6/30/96      3/31/96
Income before non-recurring
 items (2):
   Return on average assets           1.54 %      1.40         1.45        1.47        1.43
   Return on average equity          17.03       15.82        16.16       16.60       16.24
Net income:
   Return on average assets           1.48        1.45         1.19        1.47        1.43
   Return on average equity          16.39       16.31        13.21       16.60       16.24
Net interest margin                   4.61        4.65         4.66        4.65        4.67
Average equity to average
 assets                               9.01        8.88         8.98        8.87        8.83

 Operating Efficiency Ratios
   As a percentage of average
            assets (excluding
 non-recurring items (2)):
   Noninterest income                 1.28 %      1.26         1.30        1.25        1.16
   Personnel expense                  1.70        1.65         1.66        1.60        1.66
   Occupancy and equipment
    expense                            .39         .40          .42         .42         .45
   Other operating expense             .91        1.00          .91         .96         .95
   Noninterest expense                3.00        3.05         2.99        2.98        3.06
    Net overhead (noninterest
     exp. - noninterest inc.)         1.72 %      1.79         1.69        1.73        1.90
Noninterest expense
 (excluding non-recurring
 items (2)) as a
 percentage of net interest
 income (TE) and other income        52.93 %     54.29        52.83       52.69       54.83
Average assets per employee
 (in millions)                $       2.73        2.68         2.62        2.61        2.59

      Average Balances
Assets                        $  5,522,844   5,420,934    5,224,191   5,154,265   5,094,067
Loans and lease financing
  (all domestic)                 3,905,349   3,808,788    3,687,583   3,559,250   3,477,305
Investment securities:
 Taxable (4)                       952,673     916,676      910,683     899,159     940,989
 Tax-exempt                         82,357      78,456       75,622      77,285      76,701
Earning assets (4)               5,246,245   5,125,022    4,945,958   4,862,010   4,795,453
Deposits:
 Demand deposits (noninterest-     560,958     575,184      530,180     537,057     505,259
bearing)
 Savings/NOW accounts              537,739     534,287      516,162     517,647     514,335
 Money market accounts           1,414,055   1,435,060    1,397,385   1,364,028   1,347,004
 Jumbo CD's                        395,733     365,831      329,732     303,837     327,504
 Consumer time deposits          1,799,861   1,714,228    1,674,778   1,676,594   1,689,998
    Total deposits               4,708,346   4,624,590    4,448,237   4,399,163   4,384,100
Short-term borrowed funds          154,043     157,507      146,275     133,497      77,725
Long-term debt                      57,502      58,859       59,153      64,227      76,072
Interest-bearing liabilities     4,358,933   4,265,772    4,123,485   4,059,831   4,032,638
Shareholders' equity               497,857     481,230      469,332     457,290     449,701

         Share Data
Common shares outstanding       15,783,920   15,749,832   15,724,178  15,714,469  15,643,377
Weighted average shares
 outstanding                    15,763,827   15,732,576   15,719,819  15,680,214  15,584,814

                           CCB FINANCIAL CORPORATION
                              Financial Summary (1)
                                    Unaudited
                    (In Thousands Except Share and Per Share Data)

                           As Of Or For The Three Months Ended
    Reserve For Loan and
        Lease Losses            3/31/97  12/31/96   9/30/96   6/30/96  3/31/96
Beginning balance             $ 50,547     48,688     46,857   45,653   44,880
Provision for loan and
 lease losses                    1,775      3,891      3,850    3,149    2,133
Recoveries                         626        763        510      476      508
Charge-offs                     (2,813)    (2,795)    (2,529)  (2,421)  (1,868)
Ending balance                $ 50,135     50,547     48,688   46,857   45,653

Net Charge-offs by Type of Loan
Commercial, financial and
 agricultural                      (34)     (106)        (41)     (32)      15
Secured by real estate             (36)       165       (172)    (351)     (22)
Instalment loans to
 individuals                      (458)     (753)       (544)    (551)    (259)
Credit card receivables         (1,704)   (1,315)     (1,265)  (1,035)    (965)
Lease financing                      45      (23)           3       24    (129)
   Total net charge-offs        (2,187)   (2,032)     (2,019)  (1,945)  (1,360)

Non-Performing and Risk Assets
Nonperforming assets:
 Beginning balance            $ 12,689     14,501     14,533   15,529   12,083
 Activity during the quarter:
  Additions                      4,275      1,430      1,795    2,114    4,712
  Payments or sales             (1,657)    (3,115)    (1,754)  (2,864)  (1,217)
  Return to performing status        -          -          -        -        -
  Charge-offs or write-downs     (154)      (127)       (73)    (246)     (49)
    Net increase (decrease)      2,464    (1,812)       (32)    (996)    3,446

 Ending balance comprised of:
 Nonaccrual loans and leases    13,553     11,271     11,785   11,980   13,283
 Foreclosed real estate          1,600      1,418      2,716    2,553    2,246
  Total nonperforming assets    15,153     12,689     14,501   14,533   15,529

Ninety days past due and
 accruing                        3,209      3,066      4,223    4,229    2,768
          Total risk assets   $ 18,362     15,755     18,724   18,762   18,297

    Asset Quality Ratios
Total risk assets to:
 Total loans and foreclosed
  real estate                      .48 %      .40        .50      .52      .52
 Total assets                      .33        .28        .35      .36      .35
Loan loss reserve to total
 risk assets                      2.73 x     3.21       2.60     2.50     2.50
Net charge-offs to average
 loans (annualized)                .23 %      .21        .22      .22      .16
Loan loss reserve to total
 loans                            1.30       1.30       1.30     1.30     1.30

      Other Information
Number of offices                  161        158        156      156      159
Number of employees              2,034      2,019      1,996    1,976    1,968
Number of ATM's                    153        143        134      130      129
Intangible assets:
   Goodwill                   $ 24,354     25,100     25,847   26,593   29,614
   Deposit base premium          3,547      3,692      3,855    4,018    5,473
Mortgage servicing rights        2,383      2,776      2,555    2,208    1,554
Negative goodwill               21,399     22,238     23,077   23,916   24,755
Parent Company's investment
 in subsidiaries               510,422    503,270    486,855  476,333  468,706
Cash dividends                   6,627      6,609      6,325    5,718    5,882

                                CCB FINANCIAL CORPORATION
                                  Financial Summary (1)
                                       Unaudited
                    (In Thousands Except Share and Per Share Data)

                             Three Months Ended March 31      Increase(Decrease)
          Income Statement               1997     1996     Amount        %
Loan and lease income (TE)           $  87,139    80,374     6,765       8.4
Securities income (TE)                  18,200    17,483       717       4.1
Other interest income                    4,035     3,917       118       3.0
 Total interest income (TE)            109,374   101,774     7,600       7.5

Savings/NOW expense                      1,852     2,390     (538)    (22.5)
Money market account expense            13,546    12,449     1,097       8.8
Jumbo CD expense                         5,512     4,676       836      17.9
Consumer time deposit expense           25,754    24,285     1,469       6.0
 Interest expense on deposits           46,664    43,800     2,864       6.5
Short-term borrowed funds expense        1,781       867       914     105.4
Long-term debt expense                     948     1,277     (329)    (25.8)
 Total interest expense                 49,393    45,944     3,449       7.5

Net interest income (TE)                59,981    55,830     4,151       7.4
Provision for loan and lease losses 1,775 2,133 (358) (16.8) Net interest income after
 provision (TE)                         58,206    53,697     4,509       8.4

Service charges on deposits              7,669     6,987       682       9.8
Other service charges and fees           1,221     1,424     (203)    (14.3)
Trust income                             1,798     1,674       124       7.4
Sales and insurance commissions          1,863     1,199       664      55.4
Merchant discount                        1,580     1,283       297      23.1
Accretion of negative goodwill             839       839         -       N/A
Other                                    2,401     1,332     1,069      80.3
Investment securities gains                121     1,303   (1,182)    (90.7)
Investment securities losses              (65)   (1,318)     1,253      95.1
   Total other income                   17,427    14,723     2,704      18.4

Personnel expense                       23,201    21,047     2,154      10.2
Occupancy                                2,923     2,996      (73)     (2.4)
Equipment                                2,500     2,655     (155)     (5.8)
Foreclosed property expense                237       119       118      99.2
Deposit and other insurance                436       534      (98)    (18.4)
Amortization of intangible assets          892       985      (93)     (9.4)
Other                                   10,786    10,348       438       4.2
Merger-related expense (1) and (2)       1,016         -     1,016       N/A
   Total other expenses                 41,991    38,684     3,307       8.5

Income before income taxes (TE)         33,642    29,736     3,906      13.1
Tax equivalent adjustment                1,920     2,022     (102)     (5.0)
Income before income taxes              31,722    27,714     4,008      14.5
Income taxes (2)                        11,603     9,558     2,045      21.4
Net income                           $  20,119    18,156     1,963      10.8

           Per Share Data
Income before non-recurring
 items (2)                           $    1.33      1.16       .17      14.7
Net income                                1.28      1.16       .12      10.3
Cash dividends per share                   .42       .38       .04      10.5

                  CCB FINANCIAL CORPORATION
                    Financial Summary (1)
                          Unaudited
       (In Thousands Except Share and Per Share Data)

                              Three Months Ended March 31
           Ratios                 1997       1996
Income before non-recurring
 items (2):
   Return on average assets         1.54 %      1.43
   Return on average equity        17.03      16.24
Net income:
   Return on average assets         1.48       1.43
   Return on average equity        16.39      16.24
Net interest margin                 4.61       4.67
Average equity to average           9.01       8.83
assets

                                 As Of March 31         YTD Averages
     Balance Sheet Data           1997        1996        1997       1996
Assets                            $ 5,568,082  5,203,102    5,522,844    5,094,067
Loans and lease financing           3,855,249  3,509,008    3,905,349    3,477,305
Securities held to maturity:
   Book value                          82,152     78,107            -           -
   Market value                        85,444     82,040            -           -
Securities available for sale       1,112,702    888,100            -           -
Total investment securities (4)     1,194,854    966,207    1,035,030    1,017,690
Earning assets (4)                  5,283,321  4,874,557    5,246,247    4,795,453
Deposits:
 Demand deposits (noninterest-        593,843    548,221      560,958      505,259
bearing)
 Savings/NOW accounts             553,016    527,748      537,739      514,335
 Money market accounts          1,425,921  1,357,541    1,414,055    1,347,004
 Jumbo CD's                       384,742    305,034      395,733      327,504
 Consumer time deposits         1,830,801  1,707,441    1,799,861    1,689,998
  Total deposits                4,788,323  4,445,985    4,708,346    4,384,100
Short-term borrowed funds         112,617    128,352      154,043       77,725
Subordinated notes                 32,985     35,103       32,985       35,103
(qualifying debt)
Other long-term debt               23,741     35,951       24,517       40,969
Interest-bearing liabilities    4,363,823  4,097,170    4,358,933    4,032,639
Shareholders' equity              502,735    454,448      497,857      449,701
Fair value adjustment included
 in shareholders' equity           (2,416)     2,686        5,195        9,295

                                          Three Months Ended March 31
             Share Data                    1997          1996
Weighted average shares outstanding     15,763,827     15,584,814

      Reserve For Loan  Losses
Beginning balance                    $      50,547         44,880
Provision for loan and lease losses          1,775          2,133
Recoveries                                     626            508
Charge-offs                                (2,813)        (1,868)
Ending balance                       $      50,135         45,653

Net charge-offs to average
  loans (annualized)                           .23 %          .16








                                Page 5
                       CCB FINANCIAL CORPORATION
                          Financial Summary (1)
                               Unaudited
                 (In Thousands Except Share and Per Share Data)

                                   Three Months Ended March 31
Operating Efficiency Ratios             1997      1996
As a percentage of average
 assets (excluding
 non-recurring items (2)):
   Noninterest income                       1.28 %      1.16
   Personnel expense                        1.70        1.66
   Occupancy and equipment expense           .39         .45
   Other operating expense                   .91         .95
   Noninterest expense                      3.00        3.06
       Net overhead (noninterest
    expense - noninterest income)           1.72%       1.90
Noninterest expense (excluding
  non-recurring items (2))
  as a percentage of net interest
  income (TE) and other income             52.93 %     54.83

                                         As Of March 31
                                          1997        1996
       Risk-Adjusted Capital           (Estimated)
On-balance sheet risk assets         $ 3,792,663   3,669,874
Off-balance sheet risk assets            132,834     117,328
   Total risk-adjusted assets          3,925,497   3,787,202

Tier I capital                           477,180     416,675
Tier II capital                           82,054      80,699
   Total capital                         559,234     497,374

Tier I capital ratio                       12.16 %     11.00
Total capital ratio                        14.25       13.13
Leverage capital ratio                      8.68        8.24



(1) All amounts prior to March 31, 1997 are restated for the Corporation's January 31, 1997 merger with Salem Trust Bank which was accounted for as a pooling-of-interests. Merger-related expense included severance and other employee benefit costs, costs related to a branch closure, systems conversion costs and other restructuring and transaction-related expenses. The after-tax effect of the 1997 merger-related expense was $792,000.

(2)  Non-recurring items:
*   During the first quarter of 1997, merger-related expense
was incurred which totaled $792,000 (after-tax) or $.05 per
share.
*   During the third quarter of 1996, a tax benefit of
$1,553,000 was recorded for forgiveness of the recapture of
tax bad debt reserves of a former savings bank subsidiary.
Also during the third quarter of 1996, an FDIC special
assessment of $8,400,000 to recapitalize the Savings
Association Insurance Fund was recorded.  The after-tax effect of these transactions was to decrease net income by $3,487,000 or $.22 per share.
*   During the fourth quarter of 1996, CCB contested the FDIC
special assessment as originally levied which resulted in a $1
million reduction in the special assessment.   The assessment
reduction, net of taxes, totaled $.03 per share for the
quarter.

(3)  New York Stock Exchange Symbol:  CCB

(4) Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

(5) Faxed copies of the Corporation's news releases are available at no charge 24 hours a day, 7 days a week from PR
Newswire's Company News On-Call at 1-800-758-5804. The automated system will ask for a six-digit code (150641) and allows a caller to choose from a menu of the Corporation's news releases. The selected news releases will be faxed within minutes of request. Alternatively, news releases and other information regarding the Corporation are posted on the Internet at http://www.prnewswire.com under CCB Financial
Corporation.



                                 Page 6

                          CCB FINANCIAL CORPORATION
              Average Balances and Net Interest Income Analysis
                 Three Months Ended March 31, 1997 and 1996
                 (Taxable Equivalent Basis-In Thousands) (1)

                                                            1997
                                                          Interest   Average
                                               Average     Income/   Yield/
                                               Balance     Expense    Rate
Earning assets:
Loans and lease financing (2)               $  3,905,349     87,139      9.02 %
U.S. Treasury and agency obligations (3)         935,965     16,090      6.88
States and political subdivision
  obligations                                     82,357      1,822      8.85
Equity and other securities (3)                   16,708        288      6.90
Federal funds sold and other
  short-term investments                         239,840      3,183      5.38
Time deposits in other banks                      66,026        852      5.23
Total earning assets (3)                       5,246,245    109,374      8.42

Non-earning assets:
Cash and due from banks                          140,113
Premises and equipment                            68,972
All other assets, net                             67,514
Total assets                                $  5,522,844

Interest-bearing liabilities:
Savings and time deposits                   $  4,147,388     46,664      4.56 %
Short-term borrowed funds                        154,043      1,781      4.69
Long-term debt                                    57,502        948      6.60
Total interest-bearing liabilities             4,358,933     49,393      4.59

Other liabilities and shareholders' equity:
Demand deposits                                  560,958
Other liabilities                                105,096
Shareholders' equity                             497,857
Total liabilities and shareholders' equity  $  5,522,844

Net interest income and net interest
  margin (4)                                             $   59,981      4.61 %

Interest rate spread (5)                                                 3.83 %



                  CCB FINANCIAL CORPORATION
Average Balances and Net Interest Income Analysis, Continued
         Three Months Ended March 31, 1997 and 1996
         (Taxable Equivalent Basis-In Thousands) (1)

                                                            1996
                                                          Interest   Average
                                               Average    Income/     Yield/
                                               Balance    Expense      Rate
Earning assets:
Loans and lease financing (2)               $  3,477,305     80,374    9.28
U.S. Treasury and agency obligations (3)         910,865     15,152    6.65
States and political subdivision
  obligations                                     76,701      1,796    9.37
Equity and other securities (3)                   30,124        535    7.10
Federal funds sold and other
  short-term investments                         229,589      3,033     5.31
Time deposits in other banks                      70,869        884     5.02
Total earning assets (3)                       4,795,453    101,774     8.52

Non-earning assets:
Cash and due from banks                          159,928
Premises and equipment                            69,442
All other assets, net                             69,244
Total assets                                $  5,094,067

Interest-bearing liabilities:
Savings and time deposits                   $  3,878,841     43,800     4.54
Short-term borrowed funds                         77,725        867     4.49
Long-term debt                                    76,072      1,277     6.71
Total interest-bearing liabilities             4,032,638     45,944     4.58

Other liabilities and shareholders' equity:
Demand deposits                                  505,259
Other liabilities                                106,469
Shareholders' equity                             449,701
Total liabilities and shareholders' equity  $  5,094,067

Net interest income and net interest
  margin (4)                                                 55,830     4.67

Interest rate spread (5)                                                3.94


(1) The taxable equivalent basis is computed using 35% federal and 7.50% in 1997 and 35% federal and 7.75% state tax rates in 1996 where applicable.
 (2) The average loan and lease financing balances include non-accruing loans and lease financing. Loan fees of $2,488,000 and $2,908,000 for 1997 and 1996, respectively, are included in interest income.
(3) The average balances for debt and equity securities exclude the effect of their mark-to-market adjustment, if any.
(4) Net interest margin is computed by dividing net interest income by total earning assets.
(5) Interest rate spread equals the earning asset yield minus the interest-bearing liability rate.



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